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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 2005

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                       CHINA EVERGREEN ENVIRONMENTAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                ----------------

             NEVADA                     000-26175               88-0409151
 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                   Identification Number)


                  5/F, GUOWEI BUILDING, 73 XIANLIE MIDDLE ROAD,
              GUANGZHOU, GUANGDONG, THE PEOPLE'S REPUBLIC OF CHINA
                    (Address of principal executive offices)

                                 86-20-8732-7909
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C)

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         On September 14, 2005, the Registrant closed the private placement sale to accredited investors of units consisting of shares of the Registrant's common stock and warrants to purchase shares of the Registrant's common stock for aggregate gross proceeds of $4.83 million.

         Pursuant to the subscription agreements entered into with the investors, the Registrant collectively issued to the investors 161 units at a price of $30,000 per unit. Each unit consisted of 200,000 shares of the Registrant's common stock, priced at $0.15 per share, and warrants to purchase 200,000 shares of the Registrant's common stock over a five year period at an exercise price of $0.20 per share. Pursuant to the terms of the subscription agreements, the Registrant granted the investors limited registration rights for all common shares comprising the units, including the common shares issuable on exercise of the warrants. The private placement closed on September 14, 2005. The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement and the form of Warrant, which are filed as exhibits to this report and are incorporated herein by reference. The press release describing the private placement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder. The agreements executed in connection with the private placement contain representations to support the Registrant's reasonable belief that the investors had access to information concerning the operations and financial condition of the Registrant, the investors acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the investors are accredited investors (as defined by Rule 501 under the Securities Act). At the time of their issuance, the securities were deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities will bear legends to that effect.

         Westminster Securities Corporation, a broker dealer registered with the SEC and NASD, acted as placement agent in connection with the private placement pursuant to a Placement Agent Agreement dated July 18, 2005 between the Registrant and Westminster. The Registrant agreed to pay Westminster sales commissions equal to 10% of the gross proceeds, a non-accountable expense allowance of 3% of the gross proceeds, and reimbursement of all out of pocket expenses. The Registrant also sold Westminster, for nominal consideration, a warrant to purchase 12% of all common shares comprising the units sold in the offering, including those underlying the warrants, at an exercise price equal to $0.20 per share. The warrants were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. At the time of their issuance, the warrants will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed as exhibits to this Current Report on Form 8-K:

 EXHIBIT NO.                                           METHOD OF FILING
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     10.1  Form of Subscription Agreement       Filed electronically herewith
     10.2  Form of Warrant                      Filed electronically herewith
     10.3  Placement Agent Agreement            Filed electronically herewith
     99.1  Press Release                        Filed electronically herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 19, 2005                                 CHINA EVERGREEN
                                                   ENVIRONMENTAL CORP.


                                                   /s/  Chong Liang Pu
                                                   -------------------
                                                   Chong Liang Pu,
                                                   Chief Executive Officer


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